Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Timothy A. Johnson
Senior Vice President, Finance
614-278-6622

BIG LOTS COMPLETES NEW $700 MILLION UNSECURED REVOLVING CREDIT FACILITY

Columbus, Ohio – July 25, 2011 – Big Lots, Inc. (NYSE: BIG) today announced the signing of a new $700 million five-year unsecured revolving credit facility which includes a $200 million Canadian Dollar sub-facility allowing us to efficiently support the growth of our newly acquired Canadian operations. The new facility will replace our prior $500 million credit facility which was set to expire in April 2012.

Commenting on today’s announcement, Steve Fishman, Chairman, Chief Executive Officer, and President stated, “This new, larger facility demonstrates the relationship we have with our key banking partners and the strength of our financial performance and credit profile.  Each of the banks in our prior bank deal remained with us and actually increased their commitment levels in our new facility.  Additionally, we welcomed two new banks into the group which ultimately resulted in an over-subscription of the deal.  We look forward to working with the entire bank group to support our growth plans in both the U.S. and Canada.”

The new facility was arranged jointly by PNC Capital Markets, Wells Fargo Bank and U.S. Bank.  The new facility will be used to fund working capital needs and for general corporate purposes.  The structure and financial covenants of the new facility are substantially the same as our prior facility and will be described in a Form 8-K filing later this week.

Big Lots is North America’s largest broadline closeout retailer.  Currently, we operate 1,412 BIG LOTS stores in the 48 contiguous United States and 89 LIQUIDATION WORLD and LW stores in Canada.  Wholesale operations are conducted through BIG LOTS WHOLESALE, CONSOLIDATED INTERNATIONAL, and WISCONSIN TOY.  Our website is located at www.biglots.com.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com